UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): September 12, 2005

Bakers Footwear Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri ______________ (State or Other Jurisdiction of Incorporation)	000-50563 ___________ (Commission File Number)	43-0577980 _______________ (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri _______________________________ (Address of Principal Executive Offices)	63103 ___________ (Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On September 12, 2005, Bakers Footwear Group, Inc. (the “Company”), pursuant to the Company’s Cash Bonus Plan (the “Plan”), delivered letters to the executive officers of the Company set forth below (the “Bonus Letters”) setting forth the potential bonus levels for those officers for the fiscal months February 2005 through January 2006 (the “Bonus Period”). The letters outline each officer’s potential cash bonus as a percentage of the officer’s cumulative salary based on the Company’s after-tax profit using a standard corporate tax rate during the Bonus Period. For any such bonus to be paid, after-tax profit must be at least $1 million, in the case of Mr. Edison and Ms. Bergerac, and at least $400,000, in the case of the other officers. Maximum bonuses are payable if after-tax profit is $4.6 million or more. The size of these potential bonuses range between 7.5% and 100% of cumulative salary, depending on the level of after-tax profit, as further set forth in the forms of Bonus Letters. The maximum amount of this bonus for each officer is set forth below.

Name of executive officer	Maximum bonus as % of cumulative salary
Peter A. Edison Chairman of the Board and Chief Executive Officer	100%
Michele A. Bergerac President and Director	100%
Stanley K. Tusman Executive Vice President — Inventory and Information Management	75%
Mark D. Ianni Executive Vice President — General Merchandise Manager	75%
Joseph R. Vander Pluym Executive Vice President — Stores	75%
Lawrence L. Spanley, Jr. Executive Vice President — Chief Financial Officer Treasurer and Secretary	75%

In addition to the above bonus, in accordance with the letters, each of the above-named officers may also be entitled to a discretionary bonus equal to 12.5% of the officer’s cumulative salary upon the achievement, in the opinion of the Company’s Chief Executive Officer, of qualitative and other criteria relating to that officer’s duties, as communicated to that officer.

The forms of the Bonus Letters are attached hereto as Exhibits 10.1 through 10.6 and are incorporated herein by reference. The foregoing description of the Bonus Letters contained herein is qualified in its entirety by the full text of such exhibits. A copy of the Plan is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On September 12, 2005, the Company issued a press release announcing financial results for the thirteen and twenty-six weeks ended July 30, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Also on September 12, 2005, certain members of the Company’s management team held a conference call to discuss earnings and operating results for the second quarter ended July 30, 2005.

During the conference call, the following question was asked: “What was the increase in units in the second quarter?” Peter Edison provides the following clarifying response in the conference call transcript: “Total units increased 10.3% in the second quarter. The increase in total units was partially driven by the increase in the number of stores and increased comp sales.” During the conference call, the following question was asked: “On an average store basis, did payroll decrease on a dollar basis?” Peter Edison provides the following clarifying response in the conference call transcript: “No, but on an average store basis payroll decreased as a % of sales.”

A copy of the conference call transcript is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit

Number	Description of Exhibit

10.1	Letter to Peter Edison dated September 12, 2005 outlining 2005 bonus levels.
10.2	Letter to Michele Bergerac dated September 12, 2005 outlining 2005 bonus levels.
10.3	Letter to Stan Tusman dated September 12, 2005 outlining 2005 bonus levels.
10.4	Letter to Mark Ianni dated September 12, 2005 outlining 2005 bonus levels.
10.5	Letter to Joe Vander Pluym dated September 12, 2005 outlining 2005 bonus levels.
10.6	Letter to Larry Spanley dated September 12, 2005 outlining 2005 bonus levels.
10.7

Bakers Footwear Group, Inc. Cash Bonus Plan (incorporated by reference to Exhibit 10.2 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).

99.1	Press release dated September 12, 2005.
99.2	Transcript of conference call held on September 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: September 16, 2005	By: /s/ Lawrence L. Spanley, Jr.

Lawrence L. Spanley, Jr.

Chief Financial Officer, Vice

President-Finance, Treasurer

and Secretary

EXHIBIT INDEX

Exhibit

Number	Description of Exhibit

10.1	Letter to Peter Edison dated September 12, 2005 outlining 2005 bonus levels.
10.2	Letter to Michele Bergerac dated September 12, 2005 outlining 2005 bonus levels.
10.3	Letter to Stan Tusman dated September 12, 2005 outlining 2005 bonus levels.
10.4	Letter to Mark Ianni dated September 12, 2005 outlining 2005 bonus levels.
10.5	Letter to Joe Vander Pluym dated September 12, 2005 outlining 2005 bonus levels.
10.6	Letter to Larry Spanley dated September 12, 2005 outlining 2005 bonus levels.
10.7

Bakers Footwear Group, Inc. Cash Bonus Plan (incorporated by reference to Exhibit 10.2 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).

99.1	Press release dated September 12, 2005.
99.2	Transcript of conference call held on September 12, 2005.